Exhibit 1

[McGladrey & Pullen LLP Letterhead]

May 6, 2009
Securities and Exchange Commission Washington, D.C. 20549

Commissioners:

We have read Berthel Growth & Income Trust's (the "Trust's") statements included under Item 4.01 of its Form 8-K filed on May 6, 2009 and we agree with such statements concerning our firm.

                                            Very truly yours,

                                            /s/  McGladrey & Pullen LLP
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                                                 McGladrey & Pullen LLP